Fees Summary	Apr. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,498,695,000.00
Previously Paid Amount	0.00
Total Fee Amount	229,450.21
Total Offset Amount	0.00
Net Fee	$ 229,450.21
Final Prospectus	false